SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) September 22, 2005
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                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

         New Jersey                      1-1031                  22-0743290
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ         08875-6707
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                                                     Page 2 of 3



                               RONSON CORPORATION
                                 FORM 8-K INDEX


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION
            OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS                   3

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS                                   3





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                                                                     Page 3 of 3

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On September 22, 2005, Ronson Corporation's (the "Company's") Board of Directors appointed Dr. Edward E. David, Jr. as a class I director to fill the vacancy due to the death of Mr. Saul H. Weisman.

         There is no arrangement or understanding pursuant to which Dr. David was selected as a director.

         Dr. David has not as yet been appointed to serve on any of the committees of the Board.

         During the year ended December 31, 2004, and to date in the year ending December 31, 2005, Dr. David has provided consulting services to the Company and its subsidiaries and has been compensated at the annual rate of $12,000.


Item 9.01. Financial Statements and Exhibits

           a) Financial Statements: None.

           b) Pro Forma Financial Information: None.

           c) Exhibits: None


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Ronson Corporation


                                               /s/ Daryl K. Holcomb
                                               ------------------------
                                               Daryl K. Holcomb
                                               Vice President &
                                               Chief Financial Officer,
                                               Controller and Treasurer
Dated:  September 27, 2005